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                                                                    EXHIBIT 10.8

                              AMENDMENT NUMBER ONE
                               TO LOAN AGREEMENT

     THIS AMENDMENT NUMBER ONE, made and entered into this 2nd day of June, 1998, by and among INTRUST Bank, N.A. and NATIONAL BANK OF CANADA (herein collectively referred to as "Banks") and T-NETIX, INC. (herein referred to as "Borrower").

WITNESSETH:

     WHEREAS, the parties hereto have previously entered into a Loan Agreement dated June 2, 1997 (herein referred to as the "Loan Agreement"); and

     WHEREAS, Borrower is currently indebted to Banks under promissory note dated June 2, 1997, in the original principal amount of $5,000,000, having a maturity date of June 2, 1998 (herein referred to as "Note #31367") and promissory note dated June 2, 1997 evidencing a revolving credit facility in the amount of $15,000,000, having a maturity date of June 2, 1998 (herein referred to as "Note #31267"); and

     WHEREAS, Borrower has requested, and Banks have agreed, to extend the facility and renew the above identified notes under the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1. Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following language:

     "Section 1.1. REVOLVING CREDIT FACILITY. Banks agree to establish a revolving credit facility of $20,000,000 (the "Facility") in favor of Borrower evidenced by a promissory note (the "Facility Note"), a copy of which is attached hereto, which shall mature on June 2, 1999. The Facility is a continuation of the facility dated June 2, 1997. The Facility Note is a continuation of Note #31267 and Note #31367, and evidences the same indebtedness evidenced by such two notes."

     2. Section 1.5. TERM NOTE, is hereby modified and amended by deleting the existing Section in its entirety and replacing it with the following:

     "Banks agree to consolidate and continue the indebtedness evidenced by the Term Note (also identified as Note #31367), as a part of the Facility Note described in Section 1.1 hereof."




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     3.   Article II, REPRESENTATIONS AND WARRANTIES, is hereby amended and modified by adding the following language as new Section 2.8:

     "Section 2.8. Borrower has (i) undertaken an inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 Compliant on a timely basis, (ii) developed a plan and timeline for becoming Year 2000 Compliant on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable in all material respects. Borrower reasonably anticipates that it will be Year 2000 Compliant on a timely basis. The plan includes written inquiry of each of Borrower's key suppliers, vendors, and customers as to whether such persons will, on a timely basis, be Year 2000 Compliant in all material respects and on the basis of such inquiry Borrower believes that all such persons will be so compliant. For the purposes hereof, "Year 2000 Compliant" means, with regard to any entity, that all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the Year 2000. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower."

     4. WRITTEN AGREEMENTS. THIS AMENDMENT NUMBER ONE TO LOAN AGREEMENT, TOGETHER WITH OTHER WRITTEN AGREEMENTS OF THE PARTIES IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE BANKS AND THE BORROWER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY NON-STANDARD TERM MUST BE WRITTEN BELOW TO BE ENFORCEABLE.





BY SIGNING BELOW THE PARTIES AFFIRM THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THEM.


"Banks"                                      "Borrower"
INTRUST Bank, N.A.                           T-NETIX, INC.


By: /s/ Robert P. Harmon                     By: /s/ John Giannaula
   ------------------------                     -----------------------
   Robert P. Harmon                             John Giannaula
   Vice President                               Vice President



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NATIONAL BANK OF CANADA



By: /s/ Andrew M. Conneen, Jr.
   ------------------------------
   Andrew M. Conneen, Jr.
   Vice President, Manager

     5. The parties hereto reaffirm and ratify all the terms and conditions contained in the Loan Agreement except as expressly modified and amended in this Amendment Number One to Loan Agreement. Any security interest previously granted to Banks by Borrower shall continue in full force and shall not be adversely affected by this Amendment Number One to Loan Agreement.

     6. This Amendment Number One to Loan Agreement shall be construed in accordance with the laws of the State of Kansas.

     7. The rights and obligations of the parties under this Amendment Number One to Loan Agreement shall inure to the benefit of, and shall be binding upon the heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment Number One the day first above written.



"Banks"                                      "Borrower"
INTRUST Bank, N.A.                           T-NETIX, INC.



By: /s/ Robert P. Harmon                     By: /s/ John Giannaula
   ------------------------                     ----------------------
   Robert P. Harmon                             John Giannaula
   Vice President                               Vice President


NATIONAL BANK OF CANADA


By: /s/ Andrew M. Conneen, Jr.
   ---------------------------
   Andrew M. Conneen, Jr.
   Vice President, Manager



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